EQ ADVISORS TRUST

SUPPLEMENT DATED DECEMBER 8, 2010 TO THE PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2010, as supplemented, of EQ Advisors Trust (“Trust”) regarding the EQ/Lord Abbett Growth and Income Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes to the Portfolio Managers for the Portfolio.

Information Regarding

EQ/Lord Abbett Growth and Income Portfolio

Effective November 12, 2010, information regarding Eli M. Salzmann in the “Who Manages the Portfolio – Adviser – Lord Abbett & Co. LLC. (“Lord Abbett”) - Portfolio Manager” section of the Prospectus is deleted and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Robert P. Fetch	Partner and Director of Lord Abbett	November 2010

Information regarding Eli M. Salzmann contained in the “Management of the Trust – The Advisers – Lord, Abbett & co. LLC.” section of the Prospectus is deleted and replaced with the following information regarding Robert P. Fetch. Information regarding Lawrence D. Sachs remains unchanged.

The team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap, and multi cap value investment strategies.